News Release Contact: Ryan Brown Investor Relations 779-231-0017 James Gherardi Corporate Communications 312-394-7417 Exelon Prices Offering of $900 Million of 3.25% Convertible Senior Notes due 2029 CHICAGO (Dec. 1, 2025) – Exelon Corporation (Nasdaq: EXC) announced the pricing of its offering of $900 million aggregate principal amount of its 3.25% convertible senior notes due 2029 in a private placement under the Securities Act of 1933, as amended (the Securities Act). Exelon also granted each of the initial purchasers of the convertible notes an option to purchase, within a 13-day period from, and including, the date on which the convertible notes are first issued, up to an additional $100 million aggregate principal amount of the convertible notes. The sale of the convertible notes is expected to close on December 4, 2025, subject to customary closing conditions. Exelon expects that the net proceeds from the convertible notes will be approximately $888.8 million (or $987.5 million if the initial purchasers exercise their option to purchase additional convertible notes in full), after deducting the initial purchasers’ discounts and commissions but before deducting other offering expenses. Exelon intends to use the net proceeds from the offering of the convertible notes for the repayment or refinancing of debt or for general corporate purposes. The convertible notes will be senior unsecured obligations of Exelon, and will mature on March 15, 2029, unless earlier converted or repurchased in accordance with their terms. The convertible notes will bear interest at a fixed rate of 3.25% per year, payable semiannually in arrears on March 15 and September 15 of each year, beginning on September 15, 2026. Prior to the close of business on the business day immediately preceding December 15, 2028, the convertible notes will be convertible at the option of the holders only under certain conditions. On or after December 15, 2028, until the close of business on the business day immediately preceding the maturity date, holders of the convertible notes may convert all or any portion of their convertible notes at their option at any time at the conversion rate then in effect, irrespective of these conditions. Exelon will settle conversions of the convertible notes by paying cash up to the aggregate principal amount of the convertible notes to be converted and paying or delivering, as the case may be, cash, shares of its common stock, without par value, or a combination of cash and shares of its common stock, at its election, in respect of the remainder, if any, of its conversion obligation in excess of the aggregate principal amount of the convertible notes being converted.

The conversion rate for the convertible notes will initially be 17.5093 shares of common stock per $1,000 principal amount of convertible notes (equivalent to an initial conversion price of approximately $57.11 per share of common stock). The initial conversion price of the convertible notes represents a premium of approximately 25% over the last reported sale price of Exelon’s common stock on the Nasdaq Global Select Market on December 1, 2025. The conversion rate and the corresponding conversion price will be subject to adjustment in some events but will not be adjusted for any accrued and unpaid interest. Exelon may not redeem the convertible notes prior to the maturity date. If Exelon undergoes a fundamental change (as defined in the indenture that will govern the convertible notes), subject to certain conditions, holders of the convertible notes may require Exelon to repurchase for cash all or any portion of their convertible notes at a repurchase price equal to 100% of the principal amount of the convertible notes to be repurchased, plus accrued and unpaid interest to, but excluding, the fundamental change repurchase date (as defined in the indenture that will govern the convertible notes). In addition, if certain fundamental changes occur, Exelon may be required, in certain circumstances, to increase the conversion rate for any convertible notes converted in connection with such fundamental changes by a specified number of shares of its common stock. The offering is being made to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act. Any offers of the convertible notes will be made only by means of a private offering memorandum. None of the convertible notes or any shares of common stock issuable upon conversion of the convertible notes have been or are expected to be registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold in the United States or to U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. This press release does not constitute an offer to sell or the solicitation of an offer to buy these securities, nor will there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Cautionary Statements Regarding Forward-Looking Information This press release contains certain forward-looking statements within the meaning of federal securities laws that are subject to risks and uncertainties. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” “should,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements. Accordingly, any such statements are qualified in their entirety by reference to, and are accompanied by, the following important factors that may cause our actual results or outcomes to differ materially from those contained in our forward-looking statements, including, but not limited to: unfavorable legislative and/or regulatory actions; uncertainty as to outcomes and timing of regulatory approval proceedings and/or negotiated settlements thereof; environmental liabilities and remediation costs; state and federal legislation requiring use of low-emission, renewable, and/or alternate fuel sources and/or mandating implementation of energy conservation programs requiring implementation of new technologies; challenges to tax positions taken, tax law changes, and difficulty in quantifying potential tax effects of business decisions; negative outcomes in legal proceedings; adverse impact of the activities associated with the past deferred prosecution agreement (DPA) and now-resolved Securities and Exchange Commission (SEC) investigation on Exelon’s and Commonwealth Edison’s reputation and relationships with legislators, regulators, and customers; physical security and cybersecurity risks; extreme weather events, natural disasters, operational accidents such as wildfires or natural gas explosions, war, acts and threats of terrorism, public health crises, epidemics, pandemics, or other significant events; disruptions or cost increases in the supply chain, including shortages in labor, materials or parts, or significant increases in relevant tariffs; lack of sufficient capacity to meet actual or forecasted demand or disruptions at power generation facilities owned by third parties; emerging technologies that could affect or transform the energy industry; instability in capital and credit markets; a downgrade of Exelon’s credit ratings or other failure to satisfy the credit standards in Exelon’s agreements or regulatory financial requirements; significant economic downturns or increases in customer rates; impacts of climate change and weather on energy usage and maintenance and capital costs; and impairment of long-lived assets, goodwill, and other assets. New factors emerge from time to time, and it is impossible for us to predict all of such factors, nor can we assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. For more information, see those factors discussed in (1) any risk factors discussed in the offering memorandum; (2) Exelon’s most recent Annual Report on Form 10-K, including in (a) Part I, ITEM 1A. Risk Factors, (b) Part II, ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part II, ITEM 8. Financial Statements and Supplementary Data: Note 18, Commitments and Contingencies; (3) any subsequent Quarterly Reports on Form 10-Q; and (4) in other reports filed by Exelon from time to time with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this press release. Exelon undertakes no obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this press release. # # # About Exelon Exelon (Nasdaq: EXC) is a Fortune 200 company and one of the nation’s largest utility companies, serving more than 10.7 million customers through six fully regulated transmission and distribution utilities — Atlantic City Electric (ACE), Baltimore Gas and Electric (BGE), Commonwealth Edison (ComEd), Delmarva Power & Light (DPL), PECO Energy Company (PECO), and Potomac Electric Power Company (Pepco). Exelon's 20,000 employees dedicate their time and expertise to supporting our communities through reliable, affordable and efficient energy delivery, workforce development, equity, economic development and volunteerism. Follow @Exelon on X and LinkedIn.